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                                                                   Exhibit 10.38


                   RESTATED AND AMENDED TAX SHARING AGREEMENT


         THIS RESTATED AND AMENDED TAX SHARING AGREEMENT ("The Agreement"), dated as of October 25, 2000 is by and among D and W Holdings, Inc., a Delaware corporation ("Holdings"), Atrium Companies, Inc., a Delaware corporation, and the direct and indirect subsidiaries of Atrium Companies, Inc., listed on the signature pages hereto (together with any direct or indirect subsidiary of Atrium Companies, Inc. acquired or formed subsequent to the date hereof) (collectively, the "Atrium Companies Subsidiaries" and, together with Atrium Companies, the "Atrium Entities").


                                   WITNESSETH:

         WHEREAS, upon the consummation of the transactions described in the Second Amended and Restated Purchase Agreement, dated as of October 17, 2000 (the "Closing"), Holdings will own one hundred percent (100%) of the issued and outstanding shares of Atrium Companies, Inc.'s common stock, par value $.01 per share;

         WHEREAS, following the Closing, Holdings and the Atrium Entities (or certain of the Atrium Entities, as the case may be) will become members of one or more consolidated, combined or unitary groups (each such group, the "Group"), which will file consolidated federal income Tax returns ("Federal Consolidated Returns") and, at Holdings' option, may (or, if otherwise required by law, will) file consolidated, combined and/or unitary Tax returns for state, local and/or foreign Tax purposes ("Other Consolidated Returns," and, collectively with Federal Consolidated Returns, "Consolidated Returns"); and

         WHEREAS, it is the intent and desire of the parties hereto that a method be established for allocating the Group's Tax liability among its members; for reimbursing Holdings and/or


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other members for the payment of any such Tax liability; and for reimbursing members for the use of any Tax Attribute (as hereinafter defined) that reduces the Group's Tax liability otherwise payable.

         NOW, THEREFORE, in consideration of the promises, covenants and agreements contained herein, the parties hereto agree as follows:

         1. DEFINITIONS.

            "Tax" means any form of taxation, whenever created or imposed, and whenever imposed by a national, municipal, governmental, state, federal, foreign, or other body (a "Taxing Authority"), and without limiting the generality of the foregoing, shall include any net income, alternative or add-on minimum tax, gross income, sales, use, ad valorem, gross receipts, value added, franchise, profits, license, transfer, recording, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property, windfall profit, custom duty, or other tax, government fee or other like assessment or charge of any kind whatsoever, together with any related interest, penalties, or other additions to tax, or additional amount imposed by any such Taxing Authority.

            "Tax Attribute" means any net operating loss, net capital loss, excess charitable contribution, foreign Tax credit, investment Tax credit or other similar item.

         2. FILING OF CONSOLIDATED RETURNS. Holdings will file, and the Atrium Entities agree to join in the filing of, a Federal Consolidated Return for any taxable year (or portion thereof) for which such corporations are permitted or required to file a Federal Consolidated Return. In addition, each of the Atrium Entities agrees, at Holdings' direction, to join in any Other Consolidated Return for any taxable year (or portion thereof) for which such corporations are permitted or required to file a Consolidated Return.



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         3. COOPERATION ON CONSOLIDATED RETURN MATTERS. The Atrium Entities
hereby designate Holdings (or Holdings' designee) as their agent for the purpose of taking any and all action necessary or incidental to the filing of Consolidated Returns. The Atrium Entities agree to furnish Holdings with any and all information (including, without limitation, the Atrium Entities' pro-forma consolidated Tax returns with supporting separate company pro-forma Tax returns) in the manner and format requested by Holdings in order to carry out the provisions of this Agreement; to cooperate with Holdings in any Tax return or consent contemplated by this Agreement; to take such action with respect to such returns as Holdings may request, including, without limitation, the filing of all elections and the filing of all requests for the extension of time within which to file Tax returns; to cooperate in connection with any audit or refund claim; and to undertake all of the foregoing obligations on a timely basis as requested by Holdings.

         4. APPORTIONMENT OF TAXES. For each taxable period (or portion thereof) for which a Federal Consolidated Return is filed pursuant to this Agreement, the consolidated federal income Tax liability of the Group, as determined under Treasury Regulations ss. 1.1502-2 and the remaining consolidated return regulations, will be apportioned among the members of the Group pursuant to Treasury Regulations ss. 1.1552-1(a)(1)(i) in accordance with the ratio which that portion of the consolidated taxable income attributable to each member of the Group having taxable income bears to the total consolidated taxable income.

         5. PAYMENT OF TAXES. For each taxable period (or portion thereof) for which a Federal Consolidated Return is filed pursuant to this Agreement, Holdings shall prepare or cause to be prepared the Federal



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Consolidated Return of the Group and shall pay all Taxes (including any penalties, fines, interest or other additions thereto) reported on such Federal Consolidated Return to the relevant Taxing Authority. At least five (5) business days prior to the due date of any payment Holdings is required to make to any Taxing Authority of any Taxes due with respect to a Federal Consolidated Return of the Group (including, without limitation, estimated Tax payments, extension Tax payments, deposits and Tax payments due with a Consolidated Return), each Atrium Entity that is included in such Federal Consolidated Return shall pay to Atrium Companies, Inc. an amount equal to its share of the consolidated federal income Tax liability of the Group as determined under Section 4 of this Agreement, and Atrium Companies, Inc. shall immediately remit such payments so received to Holdings.

         6. TAX BENEFIT. For each taxable period (or portion thereof) for which a Federal Consolidated Return is filed pursuant to this Agreement, Holdings shall elect in the manner specified in Treasury Regulations ss. 1.1502-33(d)(5) that the method described in Treasury Regulations ss. 1.1502-33(d)(3) be applied to the Group with respect to additional allocations of income Tax liability. Pursuant to Treasury Regulations ss. 1.1502-33(d)(3), an additional liability will be allocated to each member of the Group that, as a result of any Tax Attribute arising from or generated by the activities of another member with respect to a taxable period (or portion thereof) for which a Federal Consolidated Return was filed, has an allocated Tax liability as determined under Section 4 of this Agreement that is smaller than its Tax liability if such Tax liability had been computed on a separate Tax return ("Separate Return Tax Liability"). The additional Tax liability allocated to such member shall be equal to 100 percent of the excess, if any, of (i) the Separate Return Tax Liability of such member for the taxable year, over (ii) the allocated Tax liability as determined under Section 4 above. The total of any additional amounts determined in this Section 6 shall be paid to Atrium Companies, Inc. and Atrium Companies, Inc. shall immediately remit any payments that it receives to the member



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that generated such Tax Attribute to which such total is attributable. Any such payment shall be made pursuant to a consistent method which reasonably reflects such items and which is substantiated by specific records maintained by the Group for such purposes. Notwithstanding anything in this section 6 to the contrary, all payments under this section 6 shall be reduced and/or delayed to the extent necessary (and only to such extent) to prevent any such payment from being a restricted payment that is not within Section 4.4(b)(vi) of that certain Indenture, dated as of November 27, 1996, as amended, with Atrium Companies, Inc. as issuer of $100 million of senior subordinated notes (and a payment in the amount of any such reduction shall be made as soon as it would be within such Section 4.4(b)(vi)).

         7. SUBSEQUENT ADJUSTMENTS. If for any taxable period (or portion thereof) for which a Federal Consolidated Return is filed pursuant to this Agreement, the federal income Tax liability of the Group as reported on such Federal Consolidated Return is adjusted, including, without limitation, by means of an amended Tax return, a claim for refund, notification of audit changes, or an audit by the relevant Taxing Authority, then the liabilities of Holdings and each Atrium Entity that is included in such Federal Consolidated Return shall be recomputed under the relevant sections of this Agreement to give effect to those adjustments as if such adjustments had been part of the original determination of the Group's consolidated federal income Tax liability. In the case of a refund, Holdings shall make payment to each such Atrium Entity of its share of the refund within five (5) business days after the refund is received by Holdings and, in the case of an increase in Tax liability, each such Atrium Entity shall pay to Atrium Companies, Inc. its allocable share of such increased Tax liability at least five (5) business days prior to the date on which Holdings reasonably expects to pay such liability to the relevant Taxing Authority, and Atrium Companies, Inc. shall immediately remit any such


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payments to Holdings. If any interest is to be paid or received as a result of any Tax deficiency or refund, that interest shall be allocated to Holdings and each Atrium Entity that is included in such Federal Consolidated Return in the ratio that each such member's positive change in income Tax liability bears to the total change in the income Tax liability of the Group. If any penalty is to be paid or received as a result of any Tax deficiency or refund, that penalty shall be allocated to the member whose income resulted in the imposition of such penalty.

         8. ELECTION FOR COMPUTING EARNINGS AND PROFITS. For each taxable period (or portion thereof) for which a Federal Consolidated Return is filed pursuant to this Agreement, Holdings shall elect (if necessary) in the manner specified in Treasury Regulations ss. 1.1552-1(c) that the Group's consolidated federal income Tax liability be apportioned for purposes of computing earnings and profits in accordance with the method provided in Section 1552(a)(1) of the Code and Treasury Regulations ss. 1.1552-1(a)(1).

         9. OTHER TAX ITEMS. This Agreement shall not apply with respect to the carryback of any Tax Attribute generated by a party and attributable to a taxable year beginning after the date hereof in which such party is not a member of the relevant Group.

         10. OTHER CONSOLIDATED RETURNS. The Atrium Entities (or those of the Atrium Entities as Holdings may direct) agree, at the request of Holdings, to join with Holdings (or any direct or indirect subsidiary of Holdings (if relevant)) in any Other Consolidated Return for any taxable period (or portion thereof) for which Holdings (or any direct or indirect subsidiary of Holdings (if any)) elects to file an Other Consolidated Return that includes such Atrium Entities. If at any time subsequent to the date hereof, the liability for any state, local or foreign income, franchise or other Tax of Holdings, the Atrium Entities and/or any other affiliated corporation (if any) is determined on a unitary, consolidated, group or combined basis (or any



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member becomes responsible for the payment of any such Tax), this Agreement shall be applied to such state, local or foreign income, franchise or other Tax in like manner as it is applied to matters relating to federal income Taxes, after taking into consideration the extent to which each party has been included in an Other Consolidated Return that relates to those Taxes and other relevant issues.

         11. DISPUTES. Any dispute concerning the interpretation of a Section or an amount of payment due under this Agreement shall be resolved by Holdings, whose judgment shall be conclusive and binding on the parties.

         12. SUCCESSORS. A party's rights and obligations under this Agreement may not be assigned without the prior written consent of the other parties to this Agreement. This Agreement shall be binding upon and inure to the benefit of any successor to any party hereto.

         13. EXCLUSIVE AGREEMENT. This Agreement embodies the entire understanding among the parties as to the subject matter hereof, and no change or modification may be made except in writing by each of the parties.

         14. WAIVERS. The waiver of a breach of any term or condition of this Agreement shall not be deemed to constitute the waiver of any other breach of the same or any other term or condition.

         15. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

         16. CHOICE OF LAW; AMENDMENTS; HEADINGS; JURISDICTION. This Agreement shall be governed by the internal laws of the State of New York. This Agreement may not be amended



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or modified orally. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         17. SEVERABILITY. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.



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         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

                              D AND W HOLDINGS, INC., a Delaware corporation


                              By:
                                 ----------------------------------
                              Name: Jeff L. Hull

                              Title: Executive Vice President


                              ATRIUM COMPANIES, INC., a Delaware corporation


                              By:
                                 ----------------------------------
                              Name: Jeff L. Hull

                              Title: Executive Vice President


                              THE ATRIUM COMPANIES, INC. SUBSIDIARIES:


                              WING INDUSTRIES HOLDINGS, INC., a Delaware
                                   corporation


                              By:
                                 ----------------------------------
                              Name: Jeff L. Hull

                              Title: Executive Vice President


                              DOOR HOLDINGS, INC., a Delaware corporation


                              By:
                                 ----------------------------------
                              Name: Jeff L. Hull

                              Title: Executive Vice President





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                              WING INDUSTRIES, INC., a Texas corporation


                              By:
                                 ----------------------------------
                              Name: Jeff L. Hull

                              Title: Executive Vice President


                              R.G. DARBY COMPANY, INC.,
                              an Alabama corporation


                              By:
                                 ----------------------------------
                              Name: Jeff L. Hull

                              Title: Executive Vice President


                              TOTAL TRIM, INC., an Alabama corporation


                              By:
                                 ----------------------------------
                              Name: Jeff L. Hull

                              Title: Executive Vice President


                              ATRIUM DOOR AND WINDOW COMPANY - WEST
                                   COAST, a Texas corporation


                              By:
                                 ----------------------------------
                              Name: Jeff L. Hull

                              Title: Executive Vice President


                              ATRIUM DOOR AND WINDOW COMPANY OF THE
                                   NORTHEAST, a Connecticut corporation


                              By:
                                 ----------------------------------
                              Name: Jeff L. Hull

                              Title:   Executive Vice President





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                              ATRIUM DOOR AND WINDOW COMPANY OF NEW
                                   YORK, a Connecticut corporation


                              By:
                                 ----------------------------------
                              Name: Jeff L. Hull

                              Title: Executive Vice President


                              ATRIUM DOOR AND WINDOW COMPANY OF
                                   ARIZONA, a Delaware corporation


                              By:
                                 ----------------------------------
                              Name: Jeff L. Hull

                              Title: Executive Vice President


                              ATRIUM DOOR AND WINDOW COMPANY OF NEW
                                   ENGLAND, INC., a Connecticut corporation


                              By:
                                 ----------------------------------
                              Name: Jeff L. Hull

                              Title: Executive Vice President


                              BEST BUILT, INC., a Delaware corporation


                              By:
                                 ----------------------------------
                              Name: Jeff L. Hull

                              Title: Executive Vice President


                              CHAMPANGE INDUSTRIES, INC.,
                                       a Delaware corporation


                              By:
                                 ----------------------------------
                              Name: Jeff L. Hull

                              Title:   Executive Vice President





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                              HEAT, INC., a Delaware corporation


                              By:
                                 ----------------------------------
                              Name: Jeff L. Hull

                              Title: Executive Vice President


                              H.I.G. VINYL, INC., a Delaware corporation


                              By:
                                 ----------------------------------
                              Name: Jeff L. Hull

                              Title: Executive Vice President


                              R.G DARBY COMPANY - SOUTH,
                                   a Delaware corporation


                              By:
                                 ----------------------------------
                              Name: Jeff L. Hull

                              Title: Executive Vice President


                              THERMAL INDUSTRIES, INC.,
                                   a Delaware corporation


                              By:
                                 ----------------------------------
                              Name: Jeff L. Hull

                              Title: Executive Vice President


                              TOTAL TRIM, INC. - SOUTH,
                                    a Delaware corporation


                              By:
                                 ----------------------------------
                              Name: Jeff L. Hull

                              Title: Executive Vice President





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                              VES, INC., a Delaware corporation


                              By:
                                 ----------------------------------
                              Name: Jeff L. Hull

                              Title: Executive Vice President



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